UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2006

TEXAS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4887	75-0832210

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1341 West Mockingbird Lane, Dallas, Texas		75247

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (972) 647 6700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The Proxy Statement for the annual meeting of shareholders of Texas Industries, Inc. (the “Company”) held on October 17, 2006 did not contain all disclosures required by Sections 303A.09 and 303A.10 of the NYSE Listed Company Manual.  In order to cure the deficiency, the Company is making the following disclosure:

The Board of Directors of the Company has adopted codes of business ethics applicable to the Company’s directors, officers and employees and corporate governance guidelines, which are available on the Company’s website (http://www.txi.com).  The codes of business ethics, the corporate governance guidelines and the charters of the audit, compensation and governance committees are available in print to any shareholder who makes a written request to Investor Relations, Texas Industries, Inc., 1341 W. Mockingbird Lane, Suite 700W, Dallas, Texas 75247.

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INDUSTRIES, INC.
Date: November 10, 2006

	By:	/s/ Frederick G. Anderson

Frederick G. Anderson
Vice President and General Counsel